UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2010 (July 16, 2010)

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K/A CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS. WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, THIS CURRENT REPORT ON FORM 8-K/A STATES THAT WE HAVE AGREED TO PURCHASE ADDITIONAL PROPERTIES THAT ARE MAJORITY LEASED TO GOVERNMENT TENANTS FROM COMMONWEALTH REIT. IN FACT, OUR OBLIGATIONS TO COMPLETE THESE PURCHASES ARE SUBJECT TO VARIOUS CLOSING CONDITIONS AND CONTRACTUAL CONTINGENCIES TYPICAL OF LARGE COMMERCIAL PROPERTY TRANSACTIONS AND, AS A RESULT, SOME OF THESE PURCHASES MAY BE ACCELERATED, SOME MAY BE DELAYED AND SOME MAY NOT OCCUR.

INFORMATION CONTAINED IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, OR OUR ANNUAL REPORT, AND SUBSEQUENT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IDENTIFIES OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER WITH OUR FORWARD LOOKING STATEMENTS. ALSO, OTHER FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “RISK FACTORS” IN OUR ANNUAL REPORT AND IN OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2010.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

1

Explanatory Note

As previously reported in a Current Report on Form 8-K dated June 18, 2010, or the June 18th Current Report, filed by Government Properties Income Trust, or GOV, we, our or us, we entered into a series of purchase and sale agreements, dated as of June 14, 2010, or the Purchase Agreements, for the purchase of 15 properties that are majority leased to government tenants, or the CWH Government Buildings, from certain subsidiaries of CommonWealth REIT, or CWH. The Purchase Agreements were more fully described in the June 18th Current Report. Financial statements and pro forma financial information required by Items 9(a) and (b) of Form 8-K in connection with the matters reported in the June 18th Current Report were reported by us in our Current Report on Form 8-K/A dated July 2, 2010, or the July 2nd Current Report. We reported the acquisition of the 15 CWH Government Buildings in our Current Report on Form 8-K dated July 21, 2010, or the July 21st Current Report.

This Report amends the July 21st Current Report to provide updated unaudited pro forma financial statements reflecting the acquisition of these eight CWH Government Buildings, as well as the pending acquisitions of the seven remaining CWH Government Buildings subject to the Purchase Agreements.

This Report is limited in scope to the unaudited pro forma financial statements described above and does not amend, update, or change any other items or disclosures contained in the July 21st Current Report. Accordingly, other items that remain unaffected by the acquisition are omitted in this filing.

Item 9.01. Financial Statements and Exhibits.

In the July 21st Current Report, we reported our acquisition of eight CWH Government Buildings in Arizona, Kansas, Massachusetts, Georgia, Minnesota, California, and New Mexico, on June 16, 2010 and July 16, 2010, for an aggregate purchase price of approximately $88.7 million, excluding acquisition costs. We funded these acquisitions using cash on hand and borrowings under our revolving credit facility.

This Report includes pro forma financial data for us, which includes the eight CWH Government Buildings that have been acquired and the remaining seven CWH Government Buildings subject to the Purchase Agreements, as well as other transactions we have completed. These unaudited pro forma financial statements are not necessarily indicative of our expected results of operations for any future period. Differences will result if the acquisitions of any of the remaining seven CWH Government Buildings are not completed as planned. Differences could also result from future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues including rents expected to be received on leases in place or signed during and after 2010 or for other reasons. Consequently, amounts presented in the unaudited pro forma financial statements related to these transactions are likely to be different than actual future results.

2

(a) Financial Statements of Businesses Acquired.

We have previously filed with the July 2nd Current Report, the Combined Statements of Revenues and Certain Operating Expenses for the CWH Government Buildings, for the three month periods ended March 31, 2010 and 2009 (unaudited) and for the years ended December 31, 2009, 2008 and 2007, along with the related Notes to Combined Statements of Revenues and Operating Expenses.

(b) Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Six Months Ended June 30, 2010	F-3
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2009	F-4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5

3

GOVERNMENT PROPERTIES INCOME TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2010, reflects the financial position of Government Properties Income Trust, or we, our or us, as if the transactions described in the notes to the unaudited pro forma condensed consolidated balance sheet were completed on June 30, 2010. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2010, and the year ended December 31, 2009, present our results of operations as if the transactions described in the notes to the unaudited pro forma condensed consolidated statements of income were completed on January 1, 2009. These unaudited pro forma condensed consolidated financial statements should be read in connection with our financial statements for the six months ended June 30, 2010, included in our Quarterly Report on Form 10-Q filed on August 3, 2010 with the Securities and Exchange Commission, or SEC, our financial statements for the year ended December 31, 2009, included in our Annual Report on Form 10-K filed on February 22, 2010 with the SEC, and the financial statements included in the Current Report on Form 8-K/A filed on July 2, 2010 with the SEC, or the July 2nd Current Report.

We were formed in February 2009 as a wholly owned subsidiary of CommonWealth REIT, or CWH. In connection with our formation, CWH invested $5,000,000 in us and we issued 9,950,000 common shares, $0.01 par value per share, or common shares, to CWH. In January 2010, we sold 9,775,000 common shares in a public offering. As of June 30, 2010, CWH owned 31.8% of our outstanding common shares.

The unaudited pro forma condensed consolidated financial statements assume our acquisition of 15 properties that are majority leased to government tenants from certain subsidiaries of CWH, or the CWH Government Buildings, for $231 million, excluding acquisition costs. As of August 3, 2010, we have purchased eight of the 15 CWH Government Buildings. We financed with available cash and borrowings under our $250 million secured revolving credit facility, or our Revolving Credit Facility, at our current interest rate of 3.35%, as increased and discussed below. Our Revolving Credit Facility includes the option to increase the maximum amount we can borrow thereunder to $500 million, subject to obtaining commitments from lenders for the increased amount, on terms similar to the existing terms of our Revolving Credit Facility. These unaudited pro forma condensed consolidated financial statements assume we increase such maximum amount to $300 million for a fee of 0.5% of the increased amount. We expect to eventually fund our acquisitions with a mix of long term capital determined based upon market conditions. These unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and upon completion of the long term financing for these acquisitions our financial position and results of operations may be significantly different than what is presented in these unaudited pro forma condensed consolidated financial statements. In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma condensed consolidated financial statements.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the expected results of operations for any future period. Differences will result if the acquisitions of any of the CWH Government Buildings are not completed as planned. Differences could also result from future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2010 or for other reasons. Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma condensed consolidated financial statements.

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2010

(dollars in thousands)

	Historical	Acquisitions Since June 30, 2010	Pending Acquisitions	Financing	Pro
	(A)	(B)	(C)	(D)	Forma
ASSETS
Real estate properties:
Land	$85,909	$11,275	$40,490	$—	$137,674
Buildings and improvements	653,731	38,362	91,498	—	783,591
	739,640	49,637	131,988	—	921,265
Accumulated depreciation	(121,566)	—	—	—	(121,566)
	618,074	49,637	131,988	—	799,699
Acquired real estate leases, net	39,212	2,716	17,705	—	59,633
Cash and cash equivalents	1,023	—	—	(250)	773
Restricted cash	1,000	—	—	—	1,000
Rents receivable	14,860	—	—	—	14,860
Deferred leasing costs, net	1,161	—	—	—	1,161
Deferred financing costs, net	4,996	—	—	250	5,246
Due from affiliates	336	—	—	—	336
Other assets, net	5,616	—	—	—	5,616
	$686,278	$52,353	$149,693	$—	$888,324

LIABILITIES AND SHAREHOLDERS’ EQUITY
Mortgage notes payable	$35,944	$—	$—	$—	$35,944
Secured revolving credit facility	82,000	48,864	143,017	—	273,881
Accounts payable and accrued expenses	8,116	3,233	—	—	11,349
Due to affiliates	1,063	—	—	—	1,063
Acquired real estate lease obligations, net	5,775	781	7,411	—	13,967
Shareholders’ equity	553,380	(525)	(735)	—	552,120
	$686,278	$52,353	$149,693	$—	$888,324

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

Six Months Ended June 30, 2010

(dollars in thousands, except per share amounts)

	Historical	2010 Acquisitions Prior to June 30, 2010	Acquisitions Since June 30, 2010	Pending Acquisitions	Offering and Financing
	(A)	(E)	(F)	(G)	(H)	Pro Forma

Rental income	$49,295	$6,397	$3,239	$13,510	$—	$72,441

Expenses:
Real estate taxes	5,332	502	376	1,864	—	8,074
Utility expenses	3,410	595	460	1,662	—	6,127
Other operating expenses	7,520	1,109	871	2,249	—	11,749
Depreciation and amortization	10,281	1,683	587	2,956	—	15,507
Acquisition costs	1,855	—	525	735	—	3,115
General and administrative	3,076	297	122	356	—	3,851
	31,474	4,186	2,941	9,822	—	48,423

Operating income	17,821	2,211	298	3,688	—	24,018

Interest and other income (expense)	16	—	—	—	—	16
Interest expense	(3,209)	(269)	(830)	(2,416)	(354)	(7,078)
Income before income tax expense	14,628	1,942	(532)	1,272	(354)	16,956
Income tax expense	(42)	—	—	—	—	(42)
Net income	$14,586	$1,942	$(532)	$1,272	$(354)	$16,914

Weighted average shares outstanding	30,178					31,264

Earnings per share:
Net Income	$0.48					$0.54	(I)

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2009

(dollars in thousands, except per share amounts)

	Historical	2009 and 2010 Acquisitions Prior to June 30, 2010	Acquisitions Since June 30, 2010	Pending Acquisitions	Offering and Financing
	(A)	(J)	(K)	(L)	(M)	Pro Forma

Rental income	$78,957	$31,317	$6,641	$26,522	$—	$143,437

Expenses:
Real estate taxes	8,546	2,911	767	3,838	—	16,062
Utility expenses	6,325	2,511	970	3,755	—	13,561
Other operating expenses	12,232	5,215	1,799	4,438	—	23,684
Depreciation and amortization	15,172	8,135	1,173	5,913	—	30,393
Acquisition costs	1,032	1,362	525	735	—	3,654
General and administrative	4,151	1,662	244	711	—	6,768
	47,458	21,796	5,478	19,390	—	94,122

Operating income	31,499	9,521	1,163	7,132	—	49,315

Interest and other income (expense)	38	—	—	—	—	38
Interest expense	(5,556)	(5,007)	(1,660)	(4,833)	335	(16,721)
Income before income tax expense	25,981	4,514	(497)	2,299	335	32,632
Income tax expense	—	—	—	—	—	—
Net income	$25,981	$4,514	$(497)	$2,299	$335	$32,632

Weighted average shares outstanding	15,082					31,264
Earnings per share:
Net Income	$1.72					$1.04	(N)

Government Properties Income Trust

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Basis of Presentation

(A)        We were formed in February 2009 as a wholly owned subsidiary of CWH. In connection with our formation, CWH invested $5,000,000 in us and we issued 9,950,000 common shares to CWH. We completed our initial public offering, or IPO, of 11,150,000 common shares in June 2009. As a wholly owned subsidiary of CWH, we established our Revolving Credit Facility and distributed 100% of the proceeds to CWH. In January 2010, we sold 9,775,000 common shares in a public offering. We used the net proceeds from our IPO and our January 2010 offering to reduce amounts outstanding under our Revolving Credit Facility. In September 2009 and May 2010, we issued an aggregate of 31,350 and 7,500, respectively, of common shares under our 2009 Incentive Share Award Plan to our trustees and others. We do not present diluted earnings per share because we have no common share equivalent securities outstanding.

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(B)         Represents the effect of the acquisition of five CWH Government Buildings in July 2010. Audited financial statements for all CWH Government Buildings are included in Item 9.01(a) of the July 2nd Current Report. We financed these completed acquisitions with cash on hand and borrowings under our Revolving Credit Facility. The pro forma purchase price allocations are as follows (purchase price allocations are estimated for pro forma purposes and the actual allocations may differ):

Property	Purchase Price (1)	Land	Building	Above Market Leases Acquired	Below Market Leases Acquired	Assumed Liabilities (2)
Savannah, GA	$3,348,114	$950,000	$2,362,604	$35,510	$—	$—
Albuquerque, NM	2,393,853	710,000	1,648,095	35,758	—	—
San Diego, CA	16,481,850	5,250,000	13,405,974	1,012,408	330,101	2,856,431
Tucson, AZ	2,884,266	375,000	2,331,674	177,592	—	—
Minneapolis, MN	23,230,746	3,990,000	18,613,784	1,454,921	451,104	376,855
	$48,338,829	$11,275,000	$38,362,131	$2,716,189	$781,205	$3,233,286

(1)   Purchase prices exclude estimated acquisition costs of $525,000 that we expensed.

(2)   Represents capital and tenant improvement commitments that we assumed as part of the acquisition.

(C)         Represents the effect of our pending acquisitions of seven CWH Government Properties.  We expect to finance the seven pending acquisitions with borrowings under our Revolving Credit Facility. The pro forma purchase price allocations are as follows (purchase price allocations are estimated for pro forma purposes and the actual allocations may differ):

Property	Purchase Price (1)	Land	Building	Above Market Leases Acquired	Below Market Leases Acquired
Boston, MA	23,812,866	5,100,000	18,250,716	2,154,537	1,692,387
Oklahoma City, OK	8,302,140	740,000	6,591,403	1,331,573	360,836
Riverdale, MD	41,731,305	6,240,000	29,246,555	7,304,951	1,060,201
Washington, DC	51,503,529	26,000,000	25,994,118	3,512,273	4,002,862
Memphis, TN	9,814,959	1,630,000	5,888,252	2,554,376	257,669
Columbia, SC	3,927,462	370,000	3,025,576	543,256	11,370
Columbia, SC	3,189,879	410,000	2,501,704	304,009	25,834
	$142,282,140	$40,490,000	$91,498,324	$17,704,975	$7,411,159

(1)   Purchase prices exclude estimated acquisition costs of $735,000 that we expect to expense.

Government Properties Income Trust

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(D)        Represents the estimated cost of increasing the maximum amount of borrowings available under our Revolving Credit Facility from $250 million to $300 million.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Six Months Ended June 30, 2010

(E)         Represents the revenues and operating expenses for the period from January 1, 2010 to the dates of their acquisition of our eight acquisitions, including three CWH Buildings, occurring in the six months ended June 30, 2010. Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property and upon our contractual obligations under our property management agreement and business management agreement with Reit Management & Research LLC, or RMR. Interest expense was calculated based on the scheduled debt payments for mortgages assumed, net of premium amortization. Details of these acquisitions are as follows:

Date Acquired	Property	Purchase Price (1)
January 2010	Lakewood, CO	$28,709,556
February 2010	Landover, MD	$43,650,000
April 2010	Burlington, VT	$9,700,000
April 2010	Detroit, MI	$21,300,000
May 2010	Malden, MA	$40,500,000
June 2010	Safford, AZ	$12,558,777
June 2010	Kansas City, KS	$13,111,560
June 2010	Stoneham, MA	$14,708,694

(1)   Purchase prices exclude acquisition costs and include the assumption of debt.

(F)         Represents the effect on revenues and operating expenses for the six months ended June 30, 2010 of the historical results of the July 2010 acquisitions described in Note (B) above. Rental income for these properties includes a non cash, straight line rent reduction in rental income of approximately $1,000. We amortize capitalized above market lease values and below market lease values as a reduction or increase, respectively, to rental income over the remaining terms of the associated leases. Non cash, net above and below market lease amortization reduced in rental income by approximately $40,000. We compute depreciation and amortization using a 40-year life for building and improvements. Acquisition costs are estimated. General and administrative expense is based upon our contractual obligation under our business management agreement with RMR. Interest expense is based upon the borrowing of $48.9 million under our Revolving Credit Facility at the current interest rate of 3.35%.

(G)         Represents the effect on revenues and operating expenses for the six months ended June 30, 2010 of the historical results of the pending acquisitions described in Note (C) above. Rental income for these properties includes a non cash, straight line rent increase in rental income of approximately $148,000. We amortize capitalized above market lease values and below market lease values as a reduction or increase, respectively, to rental income over the remaining terms of the associated leases. Non cash, net above and below market lease amortization increased rental income by approximately $666,000. We compute depreciation and amortization using a 40-year life for building and improvements. Acquisition costs are estimated. General and administrative expense is based upon our contractual obligation under our business management agreement with RMR. Interest expense is based upon the borrowing of $143 million under our Revolving Credit Facility at the current interest rate of 3.35%.

Government Properties Income Trust

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(H)          Represents the effect of our January 2010 offering of 9,775,000 common shares and the application of the net proceeds therefrom to repay amounts outstanding under our Revolving Credit Facility and thereby reduce interest expense at 4.75%, the weighted average interest rate for the six months ended June 30, 2010, offset by an increase in interest expense due to borrowings of $82 million under our Revolving Credit Facility at the current interest rate of 3.35%, lender fees on the pro forma increase from $250 million to $300 million in available borrowings under our Revolving Credit Facility and amortization of the related deferred financing fees.

(I)            For 2010, the weighted average common shares outstanding are calculated as if the 31,263,850 shares outstanding as of June 30, 2010 were outstanding as of January 1, 2010.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2009

(J)          Represents the revenues and operating expenses to the dates of their acquisition for the period January 1, 2009 to December 31, 2009 of our four acquisitions in 2009 and for our eight acquisitions in the six months ended June 30, 2010. Two of the 2010 acquisitions were not built and occupied for all of 2009. The property located in Detroit, MI, was completed and occupied in February 2009 and the property located in Burlington, VT was completed and occupied in July 2009. Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property and upon our contractual obligations under our property management agreement and business management agreement with RMR. Interest expense was calculated based on the scheduled debt payments for mortgages assumed, net of premium amortization. Acquisition costs are based upon the actual historical expense incurred for the eight 2010 acquisitions. These acquisitions are as follows:

Date Acquired	Property	Purchase Price (1)
August 2009	Nashua, NH	$18,200,000
December 2009	Sacramento, CA	$40,000,000
December 2009	Sacramento, CA	$15,085,000
December 2009	Arlington Heights, IL	$16,025,000
January 2010	Lakewood, CO	$28,709,556
February 2010	Landover, MD	$43,650,000
April 2010	Burlington, VT	$9,700,000
April 2010	Detroit, MI	$21,300,000
May 2010	Malden, MA	$40,500,000
June 2010	Safford, AZ	$12,558,777
June 2010	Kansas City, KS	$13,111,560
June 2010	Stoneham, MA	$14,708,694

(1)   Purchase prices exclude acquisition costs and include the assumption of debt.

(K)        Represents the effect on revenues and operating expenses for the year ended December 31, 2009 of the historical results of the July 2010 acquisitions described in Note (B) above. Rental income for these properties includes a non cash, straight line rent reduction in rental income of approximately $14,000. We amortize capitalized above market lease values and below market lease values as a reduction or increase, respectively, to rental income over the remaining terms of the associated leases. Non cash, net above and below market lease amortization decreased rental income by approximately $80,000. We compute depreciation and amortization using a 40-year life for building and improvements. Acquisition costs are estimated. General and administrative expense is based upon our contractual obligation under our business management agreement with RMR. Interest expense is based upon the

Government Properties Income Trust

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

borrowing of $48.9 million under our Revolving Credit Facility at the current interest rate of 3.35%.

(L)         Represents the effect on revenues and operating expenses for the year ended December 31, 2009 of the historical results of the pending acquisitions described in Note (C) above. Rental income for these properties includes a non cash, straight line rent increase in rental income of approximately $369,000. We amortize capitalized above market lease values and below market lease values as a reduction or increase, respectively, to rental income over the remaining terms of the associated leases. Non cash, net above and below market lease amortization increased rental income by approximately $1.3 million. We compute depreciation and amortization using a 40-year life for building and improvements. Acquisition costs are estimated. General and administrative expense is based upon our contractual obligation under our business management agreement with RMR. Interest expense is based upon the borrowing of $143 million under our Revolving Credit Facility at the current interest rate of 3.35%.

(M)       Represents the effect of using the proceeds of our IPO and our January 2010 offering of 9,775,000 common shares to repay amounts outstanding under our Revolving Credit Facility, thereby reducing interest expense to 5.25%, the weighted average interest rate for the period from April 24, 2009 (effectiveness of our Revolving Credit Facility) to December 31, 2009, offset by an increase in interest expense due to borrowings of $82 million under our Revolving Credit Facility at the current interest rate of 3.35%, lender fees on the pro forma increase from $250 million to $300 million in available borrowings under our Revolving Credit Facility and amortization of the related deferred financing fees.

(N)        For 2009, the weighted average common shares outstanding are calculated as if the 31,263,850 shares outstanding as of June 30, 2010 were outstanding as of January 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ David M. Blackman
Name:	David M. Blackman
Title:	Treasurer and Chief Financial Officer

Dated: August 3, 2010